SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) December 3, 2002
                                  ----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------







ITEM 5.  OTHER ITEMS

On December 3, 2002, General Motors Corporation (GM) issued a news release announcing November production results, revised fourth quarter 2002 and initial first quarter 2003 forecast. The release is as follows:

              GM Reports November Sales of 309,263, Down 18 Percent

                      November Truck Sales Down 26 Percent;
                  Trucks on Industry-Record Pace for 11 Months
                       November Car Sales Down 6 Percent;
                    GM Announces November Production Results
                     Revised Q4 and Initial Q1 2003 Forecast

DETROIT - General Motors Corp. dealers sold 309,263 new cars and trucks in November in the United States, down 18 percent versus November 2001. GM's overall truck sales (171,862) were down 26 percent; car sales (137,401) were down 6 percent.

"Comparisons to a very strong year-ago November are difficult, however, our sales remain generally healthy," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Importantly, we continue to improve our vehicle mix in an extremely competitive market. Heading into the last month of the year, GM's truck sales continue on pace to set the all-time industry record. In addition, we continue to generate strong sales with our new vehicle introductions for Cadillac, HUMMER and Saturn."

GM Truck Sales
GM truck sales (171,862) were down 26 percent in November from extremely strong year-ago levels. November utility vehicle sales for GM (78,726) were down 19 percent. GM's midsize utility sales for the month were 31,915, down 29 percent in a very competitive market. GM's November sales of full-size utility vehicles (34,279 units) decreased 29 percent from strong year-ago levels. Saturn's new VUE posted impressive sales with 9,482 deliveries.

GM's truck sales for 2002 through November (2,487,972) are up 4 percent. GM's SUV sales (1,099,325) have increased 19 percent for the same period, after setting a new industry calendar year record by the end of October. GM's calendar-year-to-date midsize utility sales were 502,820, up 29 percent. For the same 11-month period, GM's full-size utility vehicle sales (490,968) have increased 1 percent, compared with very strong sales last year.

GM Car Sales
GM's midsize cars posted a 12-percent gain for November on 82,671 sales versus November 2001. The Chevrolet Malibu made an impressive 19-percent gain on 10,396 sales in November. Chevrolet Impala sales of 16,183 units were also strong with a 3-percent gain. The new Cadillac CTS posted healthy monthly sales of 4,173 units, and the new Pontiac Vibe had another solid month, selling 3,617 units. Overall, GM car sales (1,897,070) were down 11 percent for 2002 through November.

Certified Used Cars
GM's industry-leading certified used car program sold approximately 37,253 total certified used vehicles in November, including the Cadillac, Saturn and Saab certified brands. The GM Certified Used Vehicle brand alone had another strong month, selling 31,823 units. " On a yearly basis, we expect to do almost 400,000 sales," Lovejoy said. "Our certified used vehicle sales continue to exceed our expectations. GM dealers, GMAC and the entire VSSM organization have made GM's effort to reach out to new customers a great success."

November Production, Revised Fourth Quarter and Initial
First-Quarter 2003 Production Forecasts
In November, GM produced 465,000 vehicles (200,000 cars and 265,000 trucks) in North America, compared to 446,000 vehicles (195,000 cars and 251,000 trucks) produced in November 2001. (Production totals include joint venture production of 10,400 vehicles in November 2002 and 9,500 vehicles in November 2001.)

In addition, GM is revising its fourth-quarter production forecast for North America to 1.415 million units (600,000 cars and 815,000 trucks), up 5,000 units from last month's guidance. In the fourth quarter of 2001, GM produced 1.294 million units (573,000 cars and 721,000 trucks) in North America.

Additionally, GM's initial 2003 first-quarter production forecast for North America is 1,400,000 units (560,000 cars and 840,000 trucks). In the first quarter of 2002, GM North America produced 1,353,000 vehicles (600,000 cars, 753,000 trucks.) This represents a 3.5 percent increase in production and is mostly attributed to the unusually high level of temporary plant idlings in the first quarter of 2002.

GM also announced revised fourth-quarter production forecasts for its international regions:

   - GM Europe -- The region's revised fourth-quarter production forecast is 456,000 vehicles, down 13,000 vehicles from last month's forecast.
   - GM Asia Pacific -- GM Asia Pacific's revised fourth-quarter production forecast is 83,000 vehicles, up 1,000 vehicles from last month's forecast.
   - GM Latin America, Africa and the Middle East -- The regions' revised fourth-quarter production forecast is 160,000 units, down 6,000 units over last month's forecast.

More information on GM can be found at www.gm.com.

                                      ####

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page 11-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                       Calendar Year-to-Date
                               November                  January - November
                      --------------------------  -----------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   25         2002      2001   per S/D    2002        2001      % Chg
-------------------------------------------------------------------------------
Vehicle Total          309,263   363,721  -18.2   4,385,042   4,541,846   -3.5
-------------------------------------------------------------------------------
Car Total              137,401   140,556   -6.0   1,897,070   2,141,812  -11.4
-------------------------------------------------------------------------------
Truck Total            171,862   223,165  -26.0   2,487,972   2,400,034    3.7
-------------------------------------------------------------------------------
Light Truck Total      168,739   219,863  -26.2   2,453,328   2,362,101    3.9
-------------------------------------------------------------------------------
Light Vehicle Total    306,140   360,419  -18.3   4,350,398   4,503,913   -3.4
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    Market Division
    Vehicle Total                                      Calendar Year-to-Date
                               November                  January - November
                      --------------------------  -----------------------------
                                         % Chg
                        2002      2001   per S/D    2002        2001      % Chg
-------------------------------------------------------------------------------
Buick                   32,420    31,512   -1.1     388,477     378,092    2.7
Cadillac                15,743    14,642    3.4     179,876     159,770   12.6
Chevrolet              156,821   205,231  -26.5   2,376,735   2,476,630   -4.0
GMC                     34,173    47,997  -31.5     497,070     505,711   -1.7
HUMMER                   3,933        59  ***.*      15,717         697  ***.*
Oldsmobile              10,101    13,128  -26.0     145,363     221,131  -34.3
Other - Isuzu            1,015     1,065   -8.4      12,293      14,023  -12.3
Pontiac                 31,531    30,415   -0.3     474,878     503,723   -5.7
Saab                     2,772     2,602    2.4      35,062      34,836    0.6
Saturn                  20,754    17,070   16.9     259,571     247,233    5.0
-------------------------------------------------------------------------------
                    Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    134,626   137,693   -6.0   1,861,767   2,097,313  -11.2
-------------------------------------------------------------------------------
Light Truck            168,739   219,863  -26.2   2,453,328   2,362,101    3.9
-------------------------------------------------------------------------------
Twenty-six selling days for the November period this year and twenty-five for last year.

* American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.



                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2002
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)   November                  January - November
                        ------------------------  -----------------------------
                                          %Chg
                        2002      2001   per S/D    2002        2001      % Chg
                        -------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------
Century                 16,247     9,352   67.0     146,870     132,513   10.8
LeSabre                  6,647    11,052  -42.2     121,309     137,906  -12.0
Park Avenue              2,014     2,923  -33.7      27,803      33,458  -16.9
Regal                    4,278     2,716   51.5      36,985      47,306  -21.8
Riviera                      0        11  ***.*           0          17  ***.*
      Buick Total       29,186    26,054    7.7     332,967     351,200   -5.2
-------------------------------------------------------------------------------
Catera                       3       261  -98.9         241       9,663  -97.5
CTS                      4,173         0  ***.*      33,353           0  ***.*
DeVille                  6,233     7,522  -20.3      76,840      88,752  -13.4
Eldorado                   181       695  -75.0       5,447       9,515  -42.8
Seville                  1,442     2,182  -36.5      19,619      23,432  -16.3
     Cadillac Total     12,032    10,660    8.5     135,500     131,362    3.2
-------------------------------------------------------------------------------
Camaro                     803     2,400  -67.8      27,668      32,929  -16.0
Cavalier                12,479    14,128  -15.1     219,867     218,950    0.4
Corvette                 2,163     2,910  -28.5      29,696      32,007   -7.2
Impala                  16,183    15,051    3.4     177,184     193,311   -8.3
Lumina                       0        29  ***.*          34      17,647  -99.8
Malibu                  10,396     8,365   19.5     154,211     167,537   -8.0
Metro                        0        35  ***.*          13       6,513  -99.8
Monte Carlo              4,376     4,778  -11.9      59,705      68,617  -13.0
Prizm                       17     1,904  -99.1      14,280      43,559  -67.2
    Chevrolet Total     46,417    49,600  -10.0     682,658     781,070  -12.6
-------------------------------------------------------------------------------
Alero                    7,155     5,154   33.5      88,957     102,823  -13.5
Aurora                     390     1,467  -74.4       8,435      23,920  -64.7
Cutlass                      0        34  ***.*           0          53  ***.*
Eighty Eight                 0        12  ***.*           0          16  ***.*
Intrigue                   617     2,017  -70.6      14,396      37,972  -62.1
    Oldsmobile Total     8,162     8,684   -9.6     111,788     164,784  -32.2
-------------------------------------------------------------------------------
Bonneville               1,930     3,087  -39.9      33,843      46,087  -26.6
Firebird                   603     1,772  -67.3      20,003      23,939  -16.4
Grand Am                 7,937     8,464   -9.8     139,447     172,746  -19.3
Grand Prix              11,252     9,078   19.2     118,813     120,371   -1.3
Sunfire                  2,221     3,485  -38.7      59,512      68,184  -12.7
Vibe                     3,617         0  ***.*      34,079           0  ***.*
     Pontiac Total      27,560    25,886    2.4     405,697     431,327   -5.9
-------------------------------------------------------------------------------
9-3                      1,536       895   65.0      18,835      17,455    7.9
9-5                      1,236     1,707  -30.4      16,227      17,381   -6.6
       Saab Total        2,772     2,602    2.4      35,062      34,836    0.6
-------------------------------------------------------------------------------
ION                      2,465         0  ***.*       3,474           0  ***.*
Saturn L Series          4,230     6,217  -34.6      75,985      92,849  -18.2
Saturn S Series          4,577    10,853  -59.4     113,939     154,384  -26.2
      Saturn Total      11,272    17,070  -36.5     193,398     247,233  -21.8
-------------------------------------------------------------------------------
        GM Total       137,401   140,556   -6.0   1,897,070   2,141,812  -11.4
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     134,626   137,693   -6.0   1,861,767   2,097,313  -11.2
-------------------------------------------------------------------------------
GM Import                2,775     2,863   -6.8      35,303      44,499  -20.7

-------------------------------------------------------------------------------
        GM Total       137,401   140,556   -6.0   1,897,070   2,141,812  -11.4
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2002
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)   November                  January - November
                        ------------------------  -----------------------------
                                          %Chg
                        2002      2001   per S/D    2002        2001      % Chg
                        -------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             29,186    26,054    7.7     332,967     351,200   -5.2
Cadillac Total          12,029    10,399   11.2     135,259     121,699   11.1
Chevrolet Total         46,417    49,600  -10.0     682,658     781,070  -12.6
Oldsmobile Total         8,162     8,684   -9.6     111,788     164,784  -32.2
Pontiac Total           27,560    25,886    2.4     405,697     431,327   -5.9
Saturn Total            11,272    17,070  -36.5     193,398     247,233  -21.8
     GM North America
     Total             134,626   137,693   -6.0   1,861,767   2,097,313  -11.2
-------------------------------------------------------------------------------
Cadillac Total               3       261  -98.9         241       9,663  -97.5
Saab Total               2,772     2,602    2.4      35,062      34,836    0.6
     GM Import Total     2,775     2,863   -6.8      35,303      44,499  -20.7
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             32,420    31,512   -1.1     388,477     378,092    2.7
Cadillac Total          15,743    14,642    3.4     179,876     159,770   12.6
Chevrolet Total        156,821   205,231  -26.5   2,376,735   2,476,630   -4.0
GMC Total               34,173    47,997  -31.5     497,070     505,711   -1.7
HUMMER Total             3,933        59  ***.*      15,717         697  ***.*
Oldsmobile Total        10,101    13,128  -26.0     145,363     221,131  -34.3
Other-Isuzu Total        1,015     1,065   -8.4      12,293      14,023  -12.3
Pontiac Total           31,531    30,415   -0.3     474,878     503,723   -5.7
Saab Total               2,772     2,602    2.4      35,062      34,836    0.6
Saturn Total            20,754    17,070   16.9     259,571     247,233    5.0
     GM Total          309,263   363,721  -18.2   4,385,042   4,541,846   -3.5
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico






                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2002
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)   November                  January - November
                        ------------------------  -----------------------------
                                          %Chg
                        2002      2001   per S/D    2002        2001      % Chg
                        -------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------
Rendezvous               3,234     5,458  -43.0      55,510      26,892  106.4
    Total Buick          3,234     5,458  -43.0      55,510      26,892  106.4
-------------------------------------------------------------------------------
Escalade                 2,608     3,909  -35.8      32,412      28,335   14.4
Escalade EXT             1,103        73  ***.*      11,964          73  ***.*
  Total Cadillac         3,711     3,982  -10.4      44,376      28,408   56.2
-------------------------------------------------------------------------------
Astro                    2,848     3,767  -27.3      47,335      55,190  -14.2
C/K Suburban(Chevy)      8,131    13,211  -40.8     133,455     140,557   -5.1
Chevy C/T Series           192       579  -68.1       4,172       6,009  -30.6
Chevy P Models & Mtr Hms     0       153  ***.*           0         226  ***.*
Chevy W Series             169       188  -13.6       2,063       1,838   12.2
Express Cutaway/G Cut    1,323     1,508  -15.6      18,852      15,371   22.6
Express Panel/G Van      3,736     5,878  -38.9      59,359      61,694   -3.8
Express/G Sportvan       1,034       790   25.9      13,634      13,636    0.0
Kodiak 4/5 Series          309         0  ***.*       1,416           0  ***.*
Kodiak 6/7/8 Series        120         0  ***.*         209           0  ***.*
S/T Blazer               3,838     7,714  -52.2      91,482     141,522  -35.4
S/T Pickup               6,824     9,928  -33.9     137,429     150,139   -8.5
Tahoe                   10,855    16,467  -36.6     184,637     184,447    0.1
Tracker                  3,050     3,337  -12.1      39,364      48,745  -19.2
TrailBlazer             15,764    18,108  -16.3     219,373      98,326  123.1
Venture                  6,950     6,043   10.6      83,815      82,688    1.4
   Avalanche             4,633     8,661  -48.6      81,596      44,649   82.7
   Silverado-C/K
     Pickups            40,628    59,299  -34.1     575,886     650,523  -11.5
Chevrolet Fullsize
  Pickups               45,261    67,960  -36.0     657,482     695,172   -5.4
Chevrolet Total        110,404   155,631  -31.8   1,694,077   1,695,560   -0.1
-------------------------------------------------------------------------------
C/K Suburban(GMC)            0        57  ***.*           0          94  ***.*
Envoy                    7,218     7,908  -12.2      96,976      43,760  121.6
GMC C/T Series             746       945  -24.1       9,756      11,857  -17.7
GMC W Series               277       352  -24.3       3,715       3,944   -5.8
P Models & Mtr Hms(GMC)      0        20  ***.*           0          36  ***.*
S/T Jimmy                   12       603  -98.1         940      30,487  -96.9
Safari (GMC)               740     1,163  -38.8      12,750      17,481  -27.1
Savana Panel/G Classic   1,103     1,646  -35.6      19,419      22,468  -13.6
Savana Special/G Cut       336       400  -19.2       7,593       9,602  -20.9
Savana/Rally               193       178    4.3       2,477       2,325    6.5
Sierra                  12,669    18,896  -35.5     179,885     191,225   -5.9
Sonoma                   1,832     2,775  -36.5      37,792      38,585   -2.1
Topkick 4/5 Series         196         0  ***.*         802           0  ***.*
Topkick 6/7/8 Series        99         0  ***.*         218           0  ***.*
Yukon                    4,662     6,379  -29.7      65,814      70,194   -6.2
Yukon XL                 4,090     6,675  -41.1      58,933      63,653   -7.4
     GMC Total          34,173    47,997  -31.5     497,070     505,711   -1.7
-------------------------------------------------------------------------------
HUMMER H1                   62        59    1.0         664         697   -4.7
HUMMER H2                3,871         0  ***.*      15,053           0  ***.*
   HUMMER Total          3,933        59  ***.*      15,717         697  ***.*
-------------------------------------------------------------------------------
Bravada                    681     2,256  -71.0      13,175      22,146  -40.5
Silhouette               1,258     2,188  -44.7      20,400      34,201  -40.4
 Oldsmobile Total        1,939     4,444  -58.0      33,575      56,347  -40.4
-------------------------------------------------------------------------------
Other-Isuzu F Series       155       153   -2.6       1,785       2,072  -13.9
Other-Isuzu N Series       860       912   -9.3      10,508      11,951  -12.1
 Other-Isuzu Total       1,015     1,065   -8.4      12,293      14,023  -12.3
-------------------------------------------------------------------------------
Aztek                    1,168     1,345  -16.5      25,364      26,093   -2.8
Montana                  2,803     3,184  -15.4      43,817      46,303   -5.4
   Pontiac Total         3,971     4,529  -15.7      69,181      72,396   -4.4
-------------------------------------------------------------------------------
VUE                      9,482         0  ***.*      66,173           0  ***.*
   Saturn Total          9,482         0  ***.*      66,173           0  ***.*
-------------------------------------------------------------------------------
     GM Total          171,862   223,165  -26.0   2,487,972   2,400,034    3.7
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     170,840   222,030  -26.0   2,474,972   2,386,026    3.7
-------------------------------------------------------------------------------
GM Import                1,022     1,135  -13.4      12,981      14,008   -7.3
-------------------------------------------------------------------------------
     GM Total          171,862   223,165  -26.0   2,487,972   2,400,034    3.7
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     168,739   219,863  -26.2   2,453,328   2,362,101    3.9
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0           0  ***.*
-------------------------------------------------------------------------------
     GM Total          168,739   219,863  -26.2   2,453,328   2,362,101    3.9
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2002
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)   November                  January - November
                        ------------------------  -----------------------------
                                          %Chg
                        2002      2001   per S/D    2002        2001      % Chg
                        -------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,234     5,458  -43.0      55,510      26,892  106.4
Cadillac Total           3,711     3,982  -10.4      44,376      28,408   56.2
Chevrolet Total        110,287   155,502  -31.8   1,692,707   1,694,276   -0.1
GMC Total               33,973    47,801  -31.7     494,557     503,386   -1.8
HUMMER Total             3,933        59  ***.*      15,717         697  ***.*
Oldsmobile Total         1,939     4,444  -58.0      33,575      56,347  -40.4
Other-Isuzu Total          310       255   16.9       3,195       3,624  -11.8
Pontiac Total            3,971     4,529  -15.7      69,181      72,396   -4.4
Saturn Total             9,482         0  ***.*      66,173           0  ***.*
    GM North America
      Total*           170,840   222,030  -26.0   2,474,991   2,386,026    3.7
-------------------------------------------------------------------------------
Chevrolet Total            117       129  -12.8       1,370       1,284    6.7
GMC Total                  200       196   -1.9       2,513       2,325    8.1
Other-Isuzu Total          705       810  -16.3       9,098      10,399  -12.5
    GM Import Total      1,022     1,135  -13.4      12,981      14,008   -7.3
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,234     5,458  -43.0      55,510      26,892  106.4
Cadillac Total           3,711     3,982  -10.4      44,376      28,408   56.2
Chevrolet Total        109,614   154,711  -31.9   1,686,217   1,687,487   -0.1
GMC Total               32,855    46,680  -32.3     482,579     489,874   -1.5
HUMMER Total             3,933        59  ***.*      15,717         697  ***.*
Oldsmobile Total         1,939     4,444  -58.0      33,575      56,347  -40.4
Pontiac Total            3,971     4,529  -15.7      69,181      72,396   -4.4
Saturn Total             9,482         0  ***.*      66,173           0  ***.*
    GM North America
      Total*           168,739   219,863  -26.2   2,453,328   2,362,101    3.9
-------------------------------------------------------------------------------
                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,234     5,458  -43.0      55,510      26,892  106.4
Cadillac Total           3,711     3,982  -10.4      44,376      28,408   56.2
Chevrolet Total        109,614   154,711  -31.9   1,686,217   1,687,487   -0.1
GMC Total               32,855    46,680  -32.3     482,579     489,874   -1.5
HUMMER Total             3,933        59  ***.*      15,717         697  ***.*
Oldsmobile Total         1,939     4,444  -58.0      33,575      56,347  -40.4
Pontiac Total            3,971     4,529  -15.7      69,181      72,396   -4.4
Saturn Total             9,482         0  ***.*      66,173           0  ***.*
    GM Total           168,739   219,863  -26.2   2,453,328   2,362,101    3.9
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico



                        GM Production Schedule - 12/3/02

                ---------------------------------------------------------------
                        GMNA
                -------------------                        Total     Memo: JV*
Units 000s      Car*   Truck* Total  GME**  GMLAAM  GMAP  Worldwide  Car  Truck
----------      -----  -----  -----  -----  ------  ----  ---------  ---  -----
2002 Q4 #         600    815  1,415    456    160     83    2,114     13    24
O/(U) prior
forecast:@          0      0      5    (13)    (6)     1      (13)     0     0
-------------------------------------------------------------------------------

                ---------------------------------------------------------------
                        GMNA
                -------------------                        Total     Memo: JV*
Units 000s       Car   Truck  Total   GME   GMLAAM  GMAP  Worldwide  Car  Truck
----------      -----  -----  -----  -----  ------  ----  ---------  ---  -----
   1998
1st Qtr.          673    702  1,375    424    146     36    1,981     20     6
2nd Qtr.          615    557  1,172    479    153     39    1,843     13     8
3rd Qtr.          592    410  1,002    440    137     37    1,616     14     0
4th Qtr.          819    691  1,510    522     89     36    2,157     21     9
                -----  -----  -----  -----    ---    ---    -----    ---    --
    CY          2,699  2,360  5,059  1,864    525    148    7,596     68    23

   1999
1st Qtr.          781    725  1,506    524     93     38    2,161     20    15
2nd Qtr.          760    795  1,555    533    110     25    2,223     22    13
3rd Qtr.          660    699  1,359    427    112     47    1,945     19    11
4th Qtr.          759    694  1,453    530     97     47    2,127     21    17
                -----  ----- ------  -----    ---    ---    -----    ---    --
    CY          2,960  2,913  5,873  2,014    412    157    8,456     82    56

   2000
1st Qtr.          746    775  1,521    572    118     40    2,251     24    13
2nd Qtr.          787    781  1,568    534    140     45    2,287     19    17
3rd Qtr.          689    630  1,319    374    151     53    1,897     16    18
4th Qtr.          670    694  1,364    513    135     47    2,059     18    17
                -----  -----  -----  -----    ---    ---    -----    ---    --
    CY          2,892  2,880  5,772  1,993    544    185    8,494     77    65

   2001
1st Qtr.          581    633  1,214    538    138     51    1,941    918     9
2nd Qtr.          638    726  1,364    491    165     64    2,084     13    16
3rd Qtr.          573    665  1,238    373    146     74    1,832     11    15
4th Qtr.          573    721  1,294    441    127     67    1,929      9    16
                -----  -----  -----  -----    ---    ---    -----    ---    --
    CY          2,365  2,745  5,110  1,842    575    256    7,786     46    61

   2002
1st Qtr.          600    753  1,353    456    131     65    2,005     12    11
2nd Qtr.          688    865  1,553    453    141     74    2,221     15    17
3rd Qtr.          567    740  1,307    408    132     87    1,934     19    20
4th Qtr. #        600    815  1,415    456    160     83    2,114     13    24
                -----  -----  -----  -----    ---    ---    -----    ---    --
   CY #         2,455  3,173  5,628  1,773    564    309    8,274     59    72

   2003
1st Qtr. #        560    840  1,400    494    134    TBD      TBD     18    24
-------------------------------------------------------------------------------
  @ Numbers may vary due to rounding
  * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
 ** GME Production includes Saab back to 1999
  # Denotes estimate

TBD - GMAP Q1 '03 forecast not available at publication time - Total Worldwide
      Q1 Forecast unavailable at this time due to pending GMAP data

Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                      ####

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      December 3, 2002
      ----------------
                                            By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)